SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 ------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) August 17, 2005
                                                 -----------------------------


                    Merrill Lynch Mortgage Investors, Inc.
                    --------------------------------------
            (Exact Name of Registrant as Specified in Its Charter)

Delaware                             333-126218-01             13-3416059
------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)         Identification No.)

4 World Financial Center, 10th Floor
250 Vesey Street New York, New York                               10080
------------------------------------------------------------------------------
(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code (212) 449-1000
                                                   ---------------------------

------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.    Other Events.
----------    ------------

Item 8.01     Other Events.
              ------------

Filing of Computational Materials
---------------------------------

     It is expected that during August 2005, a single series of certificates, expected to be titled Merrill Lynch Mortgage Trust 2005-CIP1, Commercial Mortgage Pass-Through Certificates, Series 2005-CIP1 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Merrill Lynch Mortgage Investors, Inc. (the "Registrant"), Midland Loan Services, Inc., as master servicer, LNR Partners, Inc., as special servicer, LaSalle Bank National Association, as trustee and ABN AMRO Bank N.V., as fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-126218) and sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Countrywide Securities Corporation, IXIS Securities North America Inc., PNC Capital Markets, Inc. and Wachovia Capital Markets, LLC (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant and the Underwriters.

     In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated August 19, 2005.


Section 9.    Financial Statements and Exhibits.
---------     ---------------------------------

Item 9.01.    Financial Statements and Exhibits.
              ---------------------------------

(a)  Financial statements of businesses acquired:
     --------------------------------------------

        Not applicable.

(b)  Pro forma financial information:
     --------------------------------

        Not applicable.

(c)  Exhibits:
     ---------

Exhibit No.       Description

 99.1 Certain materials constituting Computational Materials prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*





* Filed on August 19, 2005, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 19, 2005


                                 MERRILL LYNCH MORTGAGE INVESTORS, INC.



                                 By:   /s/ David M. Rodgers
                                    ---------------------------------------
                                    Name:  David M. Rodgers
                                    Title: Executive Vice President,
                                           Chief Officer in Charge of
                                           Commercial Mortgage Securitization

                                 EXHIBIT INDEX
                                 -------------

       The following exhibit is filed on Form SE dated August 19, 2005:


Exhibit No.
-----------

99.1 Certain materials constituting Computational Materials prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*





* Filed on August 19, 2005, under cover of Form SE pursuant to and under rule 311(j) of Regulation S-T.